Inventories	12 Months Ended
Dec. 31, 2023
Classes of current inventories [abstract]
Inventories
5.17 Inventories
Inventories are stated at the lower of cost and net realizable value. The cost of finished goods and work in progress comprises raw materials, direct labor, other direct costs and related production overheads (based on normal operating capacity) at standard costs. The variances between the actual costs and the standard costs are calculated monthly and allocated to the inventory, so there is no difference between actual and standard costs. Inventories exclude borrowing costs. Provisions for batches which fail to meet quality requirements and may not be sold (failed batches) are deducted from the value of inventories.

	Year ended December 31
in € thousand	2023	2022
Raw materials	35,379	86,452
Work in progress	38,094	114,218
Finished goods	12,968	11,783
Purchased goods (third party products)	3,626	3,518
GROSS AMOUNT OF INVENTORIES BEFORE WRITE-DOWN	90,067	215,970
Less: write-down provision	(45,601)	(180,866)
INVENTORIES	44,466	35,104

The decrease in gross amounts of inventories before write-down is primarily related to decrease in the inventory of raw materials and work in progress as of December 31, 2023.
The total write-down provision on inventory amounts to €45.6 million as of December 31, 2023 (December 31, 2022: €180.9 million). The decrease in the write-down provision compared to prior year is mainly attributable to the suspension of manufacturing of VLA2001 in 2022. As a result, raw material acquired to produce VLA2001 which could not be repurposed and used for other products was written down. Work in progress related to VLA2001 was written down due to reduced sales expectations following the termination of supply agreements. In total an amount of €176.9 million related to VLA2001 inventory was included in 2022.
Write-down provisions related to the inventory categories as follows:

	Year ended December 31
in € thousand	2023	2022
Raw materials	28,158	79,939
Work in progress	15,177	99,089
Finished goods	1,524	1,417
Purchased goods (third party products)	743	421
TOTAL WRITE-DOWN PROVISION	45,601	180,866

As at December 31, 2023, €31.2 million of the inventory reserve related to VLA2001 (December 31, 2022: €176.9 million), of which €26.6 million was attributable to the raw materials (December 31, 2022: €78.8 million) and €4.6 million to work in progress (December 31, 2022: €98.1 million). As at December 31, 2023, the remaining write-down provision of €12.2 million in raw materials and work in progress relate to Valneva's commercialized vaccines IXIARO, DUKORAL and IXCHIQ (December 31, 2022: €2.2 million)..
As at December 31, 2023, the write down provision for finished goods for Valneva's commercialized vaccines IXIARO and DUKORAL based on sales expectations and limited shelf life of the products amount to €1.5 million (December 31, 2022: €1.4 million). Also a slight increase in the provision for third party products was necessary as at December 31, 2023 (December 31, 2022: €0.4 million).